UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2020

Catabasis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 High Street, 28th Floor Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CATB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, Catabasis Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s board of directors, approved an amendment and restatement of the Company’s Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”), which amendment and restatement had been previously approved by the Company’s board of directors subject to stockholder approval, to:

•	increase the number of shares of the Company’s common stock that may be issued under the 2015 Plan by 2,000,000, increasing the maximum number of shares issuable under the 2015 Plan from 1,372,248 to 3,372,248; and

•	provide that shares of common stock repurchased by the Company on the open market using the proceeds from the exercise of an award under the 2015 Plan will not increase the number of shares available for future grant awards under the 2015 Plan.

The description of the 2015 Plan contained in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 28, 2020, under the heading “Proposal No. 2:  To Approve an Amended and Restated 2015 Stock Incentive Plan” is incorporated herein by reference. A complete copy of the Amended and Restated 2015 Plan, as so amended and restated, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 11, 2020.  The following is a summary of the matters voted on at that meeting.

a)            The stockholders of the Company elected Kenneth Bate, Joanne T. Beck, Ph.D. and Hugh Cole as Class II directors to the Company’s Board of Directors, each to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2023.  The results of the stockholders’ vote with respect to the election of Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Votes Abstaining
Kenneth Bate	5,666,588	1,428,005	3,528,784	—
Joanne T. Beck, Ph.D.	6,630,246	464,347	3,528,784	—
Hugh Cole	7,023,433	71,160	3,528,784	—

b)           The stockholders of the Company approved the amendment and restatement of the 2015 Plan. The results of the stockholders’ vote with respect to the approval of the amendment and restatement of the 2015 Plan were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
6,819,956	254,234	3,528,784	20,403

c)            The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The results of the stockholders’ vote with respect to the ratification of such appointment were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
10,420,745	177,141	—	25,491

Item 9.01.	Exhibits.

Exhibits

Number	Description
99.1	Amended and Restated 2015 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATABASIS PHARMACEUTICALS, INC.

Date: June 12, 2020	By:	/s/ Ben Harshbarger
Ben Harshbarger
General Counsel